UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PIONEER BOND FUND	PIONEER SERIES TRUST V
PIONEER EQUITY INCOME FUND	PIONEER SERIES TRUST VI
PIONEER FUND	PIONEER SERIES TRUST VII
PIONEER HIGH YIELD FUND	PIONEER SERIES TRUST VIII
PIONEER ASSET ALLOCATION TRUST	PIONEER SERIES TRUST X
PIONEER MID CAP VALUE FUND	PIONEER SERIES TRUST XI
PIONEER MONEY MARKET TRUST	PIONEER SERIES TRUST XII
PIONEER SERIES TRUST II	PIONEER SERIES TRUST XIV
PIONEER SERIES TRUST III	PIONEER SHORT TERM INCOME FUND
PIONEER SERIES TRUST IV	PIONEER VARIABLE CONTRACTS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Pioneer Funds

We Need Your Vote Answering Machine Message

Hello.

I am calling regarding your investment with the Pioneer Funds.

The Joint Special Meeting of Shareholders is scheduled to take place on March 27, 2025. As of today, your vote has not been registered. We need your help!

Please contact us as soon as possible at 1-800-488-8095 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.